UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2005

                                  MILACRON INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     1-8485                      31-1062125
----------------------------- ------------------------------ -------------------
      (State or other            (Commission File Number)        (IRS Employer
      jurisdiction of                                        Identification No.)
       incorporation)


   2090 Florence Avenue, Cincinnati, Ohio                           45206
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   Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (513) 487-5000

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13-4(c))



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ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 29, 2005, Milacron Inc. (the "Company") entered into a Fourth Amendment (the "Amendment") to Financing Agreement dated as of June 10, 2004 (the "Financing Agreement"), among the Company, each subsidiary of the Company listed as a borrower or a guarantor on the signature pages thereto, the lenders party thereto and JPMorgan Chase Bank, National Association, as administrative agent and collateral agent for the lenders. The Amendment relaxed the cumulative consolidated EBITDA requirements, provided additional flexibility in connection with certain foreign credit facilities and allowed for investments by foreign subsidiaries (other than Milacron Capital) in other foreign subsidiaries (other than Milacron Capital). A copy of the Amendment is filed as Exhibit 10.1 hereto.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 1, 2005, the Company issued an earnings release announcing its results for the second quarter of 2005, which is furnished as Exhibit 99.1 hereto.

The Company's earnings release includes a presentation of "primary working capital" as a percentage of sales as of June 30, 2005 and March 31, 2005. The Company's management believes that this non-GAAP financial measure is useful to analysts and investors because it provides a measure of the Company's progress with respect to its publicly-announced strategy of reducing working capital requirements. Management of the Company believes this non-GAAP financial measure is the best indicator of progress with respect to this strategy and it is therefore reported to and reviewed with the Company's board of directors.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit  No.               Description
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10.1                       Fourth Amendment to Financing Agreement

99.1                       Earnings release issued by Milacron Inc. on August 1,
                           2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Milacron Inc.

 Date:  August 1, 2005                By:    /s/ Ross A. Anderson
                                             -----------------------------------
                                             Ross A. Anderson
                                             Vice President - Finance,
                                             Controller and Chief Financial
                                             Officer




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                                  EXHIBIT INDEX

Exhibit  No.               Description
----------------------     -----------------------------------------------------
10.1                       Fourth Amendment to Financing Agreement
99.1                       Earnings release issued by Milacron Inc. on August 1,
                           2005.